FTVIPT SAI-1

                       SUPPLEMENT DATED NOVEMBER 15, 2007
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2007
                    OF FRANKLIN TEMPLETON VARIABLE INSURANCE
                             PRODUCTS TRUST (TRUST)
                    Franklin Flex Cap Growth Securities Fund
                 Franklin Global Communications Securities Fund
                   Franklin Global Real Estate Securities Fund
                   Franklin Growth and Income Securities Fund
                      Franklin High Income Securities Fund
                         Franklin Income Securities Fund
                    Franklin Large Cap Growth Securities Fund
                    Franklin Large Cap Value Securities Fund
                           Franklin Money Market Fund
                    Franklin Rising Dividends Securities Fund
                    Franklin Small Cap Value Securities Fund
                  Franklin Small-Mid Cap Growth Securities Fund
                    Franklin Strategic Income Securities Fund
                          Franklin U.S. Government Fund
              Franklin Zero Coupon Fund - maturing in December 2010
                        Mutual Discovery Securities Fund
                          Mutual Shares Securities Fund
                  Templeton Developing Markets Securities Fund
                        Templeton Foreign Securities Fund
                     Templeton Global Asset Allocation Fund
                     Templeton Global Income Securities Fund
                        Templeton Growth Securities Fund

This supplement makes the following changes to the SAI:

1. In Section 4.18 "Templeton Developing Markets Securities Fund" the following is added prior to the heading "Foreign Securities":

   EXCHANGE TRADED FUNDS. The Fund may invest up to 10% of its total assets in shares of exchange-traded funds (ETFs) for a number of purposes, including short-term cash management and to rapidly obtain market exposure. For example, the investment manager may determine that the Fund will benefit from market exposure through an investment in ETFs when the Fund has excess cash and (i) the investment manager is unable to invest in a single stock fast enough because either the stock is not liquid enough to accommodate a large purchase or the Fund would cause excessive market impact in trying to invest cash in a single stock immediately, or (ii) the Fund has insufficient cash to make a meaningful direct investment in a particular security, market or sector but exposure to such security, market or sector may be gained through an investment in an ETF (referred to as "equitizing cash"). This strategy can allow the investment manager to be more selective in the securities it buys for the Fund and the prices paid because the investment manager is not forced to buy stocks at any price just to get market exposure. The Fund may also use ETFs to provide the Fund with liquidity during volatile markets.

2. The last paragraph in Section 5.7.1 is replaced with the following:

   An investment in an ETF generally represents the same risks as an investment in a conventional mutual fund (i.e., an open-end investment company that is not exchange-traded) and is subject to all of the risks of investing in the securities held by the ETF's shares. The price of an ETF can fluctuate and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain other risks that do not apply to conventional funds. These include the risk that the market value of the ETF's shares may trade at a discount to their net asset value (for example, because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the underlying basket of securities); the risk that an active market for an ETF's shares may not develop or be maintained; and the risk that an ETF's shares could be delisted from an exchange or that trading may be halted for various reasons. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF might have to liquidate its portfolio securities at a time when prices for those securities are falling. An investment in ETFs may also involve a duplication of expenses, as ETFs pay their own expenses. Pursuant to regulatory requirements, a Fund's "Fees and Expenses" table in the prospectus will show the indirect portion of the ETFs' expenses paid by the Fund.

   Most ETFs are investment companies. Therefore, a Fund's purchases of ETFs are subject to limitations on investments in other investment companies under section 12(d)(1) of the 1940 Act, unless exemptions from those limitations are available pursuant to the SEC's current rules and interpretations, or the ETF has obtained an exemption from such rules that is applicable to the Fund.


3. In Section 9.3.1, "OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS":

a) The listings of Tiffany Hsiao, Stephen Madonna, Charles McKinley and Tucker Scott are deleted from the table.

b)    The following is added after the existing table:

      For the portfolio managers indicated, the following table lists the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category as of October 31, 2007:

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                             ASSETS
                 ASSETS      OF
                 OF OTHER    NUMBER     OTHER                 ASSETS
       NUMBER    INVESTMENT  OF         POOLED                OF
       OF        COMPANIES   OTHER      INVESTMEN   NUMBER    OTHER
       OTHER     MANAGED     POOLED     VEHICLES    OF        ACCOUNTS
       INVESTME  ($ X 1      INVESTMEN  MANAGED     OTHER     MANAGED
NAME   COMPANIE  MILLION)(1) VEHICLES   ($ X 1      ACCOUNTS  ($ X 1
       MANAGED(1)            MANAGED(2) MILLION)(2) MANAGED(2) MILLION)(2)
--------------------------------------------------------------------------
Gary Motyl       5  11,898.7        6  1,138.0       42  9,938.2
--------------------------------------------------------------------------
Boris E.         1     130.8        4    263.6        0      N/A
Pialloux
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John P.          2     195.7        2    144.2        0      N/A
Scandalios
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1. These figures represent registered investment companies other than the Funds that are included in the SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

4. In Section 9.3.4 "PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES", the following is added at the end of the existing text:

           On October 31, 2007, Gary Motyl, Boris E. Pialloux and John P. Scandalios did not have any investments in separate accounts or qualified pension plans that invested in shares of the Fund they manage.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.